[FRONT SIDE OF CARD]                                              Exhibit 19(b)

STATE STREET RESEARCH FUNDS
--------------------------------------------------------------------------------

                                                 Additional Services Application

[bullet] Use a pen. Please print in CAPITAL LETTERS.
[bullet] Use this application to add any of the features below to a new or existing State Street Research account.
[bullet] When providing bank information, be sure to attach a deposit slip or voided, unsigned check
[bullet] Be sure to sign this application.
[bullet] If you are submitting this application with a New Account Application, you don't need to duplicate any bank information or signature guarantees that are included with that application.

A    Name
--------------------------------------------------------------------------------
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (as it appears on the account)

|_|_|_|_|_|_|_|_|_|                                   |_|_|_|-|_|_|_|-|_|_|_|_|
Federal tax identification or                         Daytime phone number
Social Security number

B    Regular Transfers and Redemptions
--------------------------------------------------------------------------------

[bullet] Not available on retirement plan accounts.
[bullet] Choose one option only. To add different options to different accounts, please fill out a separate application.
[bullet] Be sure to attach a deposit slip or voided, unsigned check depending on the service you are requesting.

[ ] I request the following automatic redemptions or transfers:

[ ] Please deposit my income dividends directly into my bank account.

[ ] Please deposit my income dividends and capital gains distribtions directly into my bank account.

[ ] Systematic Withdrawal Plan: Please redeem $|_|_|,|_|_|_|.00 ($50 minimum)
    from my fund account: [ ] every month          [ ] every 3 months
                          [ ] every 6 months       [ ] every 12 months

   I would like these redemptions to begin in month number |_|_|.

   I would like the money   [ ] deposited directly into my bank account
                            [ ] sent to me by check
                            [ ] sent by check to the following payee:

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Payee's name

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Payee's street address/P.O. Box

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    |_|_|    |_|_|_|_|_|-|_|_|_|_|
City                                             State    Zip

[] Please make these redemptions or transfers from my accounts in each of the following State Street Research funds:

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|
Fund name                                           Account number
                                                    (if existing account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|
Fund name                                           Account number
                                                    (if existing account)

[] Please direct any bank deposits to my:

   [ ] Checking account (voided, unsigned check attached)
   [ ] NOW / money market / savings account (deposit slip attached)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Bank name

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Bank address

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    |_|_|    |_|_|_|_|_|-|_|_|_|_|
City                                             State    Zip

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Bank routing number                          Bank account number

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    ____________________________________
Name of one bank account holder,           Signature
exactly as on bank statements

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    ____________________________________
Name of second bank account holder,        Signature
if any

C    Checkwriting
--------------------------------------------------------------------------------

[bullet] Available on some funds' Class A shares and on Money Market Fund
         Class E shares.
[bullet] For corporate and other accounts, include the appropriate resolution forms.
[bullet] Please do not detach the perforated card.

[] I request State Street Bank and Trust Company to provide me with checkwriting on these funds:

   |_|_|_|_|_|_|_|_|_|_|
   Account number (if existing account)

   |_|_|_|_|_|_|_|_|_|_|
   Account number (if existing account)

   [ ] Government Income
   [ ] High Income
   [ ] Money Market
   [ ] New York Tax-Free
   [ ] Strategic Income
   [ ] Tax-Exempt

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Your name

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Address

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City

|_|_|    |_|_|_|_|_|_|_|_|_|_|
State    Zip

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Federal tax identification or Social Security number

_______________________________________________________
Your signature exactly as your name appears on your new account application or your fund statements
(including any capacity)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of joint owner, if any

_______________________________________________________
Signature of joint owner exactly as name appears on fund statements (including any capacity)

Number of signatures you with to be required on a check:

See reverse side of card for additional terms and conditions.

[REVERSE SIDE OF CARD]

D    Dividend Allocation Plan (DAP)
--------------------------------------------------------------------------------
[] Please collect my dividends and distributions from this fund/account...

   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
   Fund name

   |_|_|_|_|_|_|_|_|_|_|_|_|
   Account number (if existing account)

[]...and invest them in this fund/account (new accounts must meet initial investment minimums):

   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
   Fund name

   |_|_|_|_|_|_|_|_|_|_|_|_|
   Account number (if existing account)

E    Signature Guarantee
--------------------------------------------------------------------------------

[bullet] If you are investing directly, have Part I completed; if not, have your dealer fill out Part II.

[bullet] If you are submitting this application with a New Account Application, you don't need to duplicate the signature guarantee if it is included with that application.

[] I - For Direct Investments

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of bank or other guarantor

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Street address

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    |_|_|    |_|_|_|_|_|-|_|_|_|_|
City                                             State    Zip

The bank or guarantor guarantees the owner's legal capacity and all signatures on this application and on related investment checks and instructions.

_______________________________________     |_|_| / |_|_| / |_|_|
Signature of bank's or guarantor's          Date [month/day/year/
authorized representative

[] II - For Investments Through a Dealer

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Dealer Name

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Home office address

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    |_|_|    |_|_|_|_|_|-|_|_|_|_|
City                                             State    Zip

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Branch office address                            City

|_|_|    |_|_|_|_|_|-|_|_|_|_|                   |_|_|_|-|_|_|_|-|_|_|_|_|
State    Zip                                     Branch office telephone number

The dealer:

[bullet] Agrees to the terms of the current prospectus(es) and current dealer agreement, which is included by reference.
[bullet] represents that it has given the owner(s) the relevant prospectus(es). [bullet] represents that it has completed this application according to instructions from the owner(s).
[bullet] will indemnify the fund, its adviser, distributor or other agents from any losses resulting from these instructions.
[bullet] guarantees the owner's legal capacity and all signatures on this application and on related investment checks and instructions.

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Registered Representative                     Registered Representative number

_________________________________________     |_|_| / |_|_| / |_|_|
Signature of authorized officer or dealer     Date [month/day/year/

F    Your Signature
--------------------------------------------------------------------------------

[bullet] All owners whose names are on the account           [graphic of a pen]
         need to sign this application.

I acknowledge that I:

[bullet] am authorizing the additional services described above.
[bullet] have received current prospectus(es) for all funds in which I am investing.
[bullet] have the right to cancel any service at any time by writing to State Street Research.

___________________________________________
Your signature exactly as your name appears on your New Account Application or your fund statements

___________________________________________
Signature of joint owner (if any) exactly as anem appears on fund application or statements

|_|_| / |_|_| / |_|_|
Date [month/day/year/

By signing this form, I agree to all of the provisions and applicable rules under the Massachusetts Uniform Commercial Code and to any conditions on redeeming shares from the State Street Research funds.

I also agree that:

[bullet] this form applies to any other identically registered State Street
         Research fund account with the checkwriting privilege I establish later.

[bullet] if I am subject to IRS backup withholding, I may write checks only on money fund accounts;

[bullet] State Street Bank and Trust Company and the fund reserve the right to terminate my checkwriting privelege.

I represent that the signatures are authentic, and, for organizations, I have submitted a certified resolution authorizing the individuals with legal capacity to sign and act on behlaf of the organization.

I understand that I am authorizing the bank to instruct State Street Research to sell sufficient shares in my mutual fund account to honor the check.

[Logo: State Street Research] State Street Research

Mail this application, along with any other required documents to:

State Street Research Funds
P.O. Box 8408, Boston, MA 02266-8408.
Questions? Call 1-800-562-0032.
SSR-759E-1097

State Street Reserach is not affiliated with State Street Bank and Trust
Company.